Exhibit 10.5

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

AMENDMENT NO. 4 TO

DEVELOPMENT AGREEMENT

FOR PANTHER INSTRUMENT SYSTEM

This Amendment No. 4 (“Amendment No. 4”) is entered into effective as of February 1, 2011 (“Amendment Effective Date”) pursuant to and amending the “Development Agreement for Panther Instrument” (the “Agreement”) between Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”), and STRATEC Biomedical Systems AG (“STRATEC”) (collectively, “Parties”).

RECITALS

STRATEC and Gen-Probe entered into a Development Agreement for Panther Instrument System having an effective date of 22 November 2006 (“Agreement”), which has been previously amended in writing by the Parties.

The Parties now wish to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual obligations in this Amendment No. 4, the Parties agree as follows:

TERMS

1.	The Agreement is hereby further amended to include additional services by STRATEC for the design and development of […***…], on the terms and conditions more fully set forth in the Gen-Probe Statement of Work attached hereto as Exhibit 4A and in the STRATEC Proposal attached hereto as Exhibit 4B. Exhibit 4A and Exhibit 4B are incorporated into this Amendment No. 4 by reference as though fully set forth. In the event of any conflict between Exhibit 4A and Exhibit 4B, Exhibit 4A shall control.

2.	All capitalized terms used but not defined in this Amendment No. 4 will have the respective meaning given to them in the Agreement.

3.	All other terms and conditions of the Agreement, as amended, shall remain in full force and effect.

4.	Facsimile signatures are deemed equivalent to original signatures for purposes of this Amendment No. 4.

5.	This Amendment No. 4 is effective on the Amendment Effective Date.

***Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 4 by their duly authorized representatives.

Gen-Probe Incorporated	STRATEC Biomedical Systems AG

/s/ Brad Blake May 6, 2011	/s/ Marcus Wolfinger 2011/05/17
Brad Blake	Marcus Wolfinger
Vice President, Instrument Systems	CEO, Stratec

2

EXHIBIT A

Gen-Probe Statement of Work

PANTHER

[…***…] Statement of Work

Revision: A

January 31, 2011

Presented By:

[…***…]

Gen-Probe Incorporated

10210 Genetic Center Drive

San Diego, CA 92131

(858) 410-8000

***Confidential Treatment Requested

1.	Table of Contents

1. TABLE OF CONTENTS	2

2. PROJECT OVERVIEW AND SCOPE	3

3. TASKS	3

3.1. HIGH LEVEL REQUIREMENTS	3
3.2. MILESTONE 1 – ANALYSIS AND PROTOTYPE	3
3.3. MILESTONE 2 – [...***...]	4
3.4. MILESTONE 3 – DEVELOPMENT OF PANTHER SYSTEM SOFTWARE AND FIRMWARE WITH V&V	4

4. PROJECT MANAGEMENT	4

4.1. TEAM DESCRIPTION	4
4.2. PROJECT SCHEDULE	5
4.3. PROJECT COSTS	5

5. TERMS AND CONDITIONS	7

***Confidential Treatment Requested

2.	Project Overview and Scope

Stratec Biomedical Systems shall provide services for the prototyping/analysis, design, implementation, and testing of adding […***…] to the PANTHER platform.

3.	Tasks

This section provides an overview of the tasks to be completed for the prototyping/analysis, design, implementation and validation of […***…] to the PANTHER platform. For a detailed description of the objectives, tasks, and deliverables please see the following documents:

Panther Project Software Development Plan, P10233-0108

Panther Software Architecture Description, P10233-0035

Blood Bank Panther Instrument […***…]SRS, P10233-TBD

3.1.	HIGH LEVEL REQUIREMENTS

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

3.2.	MILESTONE 1 – ANALYSIS AND PROTOTYPE

Milestone 1 includes project kick off and updating of required project documents including the project management plan, requirements documents, key configuration management, software testing, and defect tracking plans. Milestone 1 is scheduled to be an initial project payment upon signing the project agreement.

***Confidential Treatment Requested

3.3.	MILESTONE 2 – […***…]

Milestone 2 includes […***…]. Milestone 1 is scheduled to be an initial project payment upon signing the project agreement. Milestone 2 is scheduled to be completed […***…].

3.4.	MILESTONE 3 – DEVELOPMENT OF PANTHER SYSTEM SOFTWARE AND FIRMWARE WITH V&V

Milestone 3 includes […***…]. Milestone 3 also includes design review and documentation updates. Milestone 3 includes addressing any issues identified in Milestone 2, executing UIT, informal verification, update design documents, and preparing the software for formal verification and validation. Milestone 3 is scheduled to be feature complete […***…].

4.	Project Management

This section contains the approach Gen-Probe and Stratec will use to complete the project. Included is a description of the team members, project strategy or development plan, quality processes, schedule, and estimated costs. A more detailed project summary can be found in the Panther Software Development Plan, P10233-0108

4.1.	TEAM DESCRIPTION

*	Indicates 100% Project Commitment. Project Commitment defined as allocation for working on projects. Some managers will have other functional and design review responsibilities.

Role	Resources	Responsibility
Software Core Team Lead Technical Lead PC SW	[...***...] [...***...]	Software team/project management, consultant to technical lead and primary liaison with Project Management and requirements

Stratec Software Development	During the development approximately [...***...] FTEs including: [...***...] [...***...] [...***...]	Implementation of the software development, integration and unit testing. Main Responsibilities: [...***...] [...***...] [...***...] [...***...] [...***...]

***Confidential Treatment Requested

Gen-Probe Software Development	During the development phase approximately [...***...] FTEs	Implementation of the software development, integration and unit testing. Main Responsibility: [...***...]

Stratec Verification Management and Team	Approximately [...***...] FTEs during the verification phase	Verification including Software test protocols Software test execution Software test reports

Gen-Probe Validation Management and Team	Approximately [...***...] FTEs during the validation phase	Validation master plan Validation summary report Validation management

4.2.	PROJECT SCHEDULE

This section contains an overview of the estimated proposed project schedule. The schedule provides resources, durations, and task order.

Milestone	Dates
Milestone 1 – Analysis and Prototype	[...***...]
Milestone 2 – […***…]	[...***...]
Milestone 3 – Development of panther system Software and firmware with verification and validation (summary verification report)	[...***...]

For more details on the project schedule please see […***…] Project Schedule.

4.3.	PROJECT COSTS

Stratec Biomedical will perform the tasks outlined in this work statement on a set Milestone basis. The following table summarizes estimated projected cost required to complete these tasks.

***Confidential Treatment Requested

Phase	Cost
Milestone 1 – Analysis and Prototype	[...***...]
Milestone 2 – [... ***... ]	[...***...]
Milestone 3 – Development of panther system Software and firmware with verification and validation (summary verification report)	[...***...]
Total	[...***...]

4.3.1.	Project Assumptions

This section lists the assumptions that have been made in preparing this work statement.

•	This work statement is based on the best information available at the time it was written.

•	Gen-Probe will provide timely responses to requests for design inputs for supporting information.

•	Stratec and Gen-Probe will each appoint a single point of contact for the management of this project.

•	Gen-Probe will make appropriate personnel available to Stratec engineers for questions and reviews.

•	Stratec will make appropriate personnel available to Gen-Probe engineers for questions and reviews.

•

Project priorities can change due to circumstances such as urgent improvements needed to support commercial instruments, additional customer features or increased complexity of implementation. Mutual agreement from Program Managers from both parties can adjust the deliverables for interim milestones without altering the Work Statement.

***Confidential Treatment Requested

5.	Terms and Conditions

See Development Agreement for Panther Instrument System for terms and conditions.

EXHIBIT B

STRATEC Proposal

Panther

Instrument System

[...***...] Blood Bank Utilization

Company name and address

Stratec Biomedical Systems AG

Gewerbestr. 37

75217 Birkenfeld

Germany

Contact persons

Bernd M. Steidle

Member, Board of Management, Marketing and Sales

+49 7082 7916 65

b.steidle@stratec-biomedical.de

[...***...]

[...***...]

[...***...]

[...***...]

[...***...]

2010-12-08
<[...***...] PROGRAM MANAGER>	DATE

***Confidential Treatment Requested

1

1	OVERVIEW	3

2	PROPOSED SOLUTION FOR BLOOD BANK UTILIZATION	4

2.1	Strategy	4

2.2	Development and Design Services	4

3	TIMELINE	5

3.1	SW development	5

4	DEVELOPMENT AND DESIGN TEAM	5

5	MILESTONE PAYMENTS	5

2

1.	Overview

Stratec develops for Gen-Probe a low- to mid-volume instrument named “Panther”, for current and future molecular diagnostic assays.

In accordance with this development Stratec was requested to quote a modification of said instrument for performing current and future blood bank assays (Request for Quotation dated 2009-08-26). In this document the instrument for the blood bank market is named the “Blood Bank Panther”.

The general approach for this project is to [...***...].

With work statement No.1 effective December 03, 2009 the development of the Incremental Change for Blood Screening was amended to the Development Agreement for the Panther Instrument.

In conjunction with the above Stratec was also requested to provide a Proposal for the development of [...***...].

Both instruments shall be considered a Gen-Probe Inc. exclusive product and Gen-Probe will remain the legal manufacturer.

***Confidential Treatment Requested

3

2.	Proposed Solution for Blood Bank Utilization

2.1.	STRATEGY

The instrumentation platform for blood bank application is defined in the PRD and the PRD feature summary (attachment A and B of the Request for Quotation).In addition [...***...].

According to these requirements the Blood Bank Panther [...***...].

With this understanding no hardware / module modification is considered in the scope of this development.

However, [...***...].

2.2.	DEVELOPMENT AND DESIGN SERVICES

The responsibilities and development services as defined in the Panther development plan dated 2007-06-13 and related documents remain unchanged, resources and split of tasks between the development sites will be according to the Panther SW development plan dated 2009-09-25.

SW development includes:

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

The overall cost of the development is USD [...***...].-

Lower level database functions have been planned and implemented under the work statement No. 1 (Incremental Change for Blood Screening), in addition […***…] will be implemented under this development.

***Confidential Treatment Requested

4

3.	Timeline

3.1.	SW DEVELOPMENT

As agreed with Gen-Probe the development of the diagnostic Panther has the highest priority.

The team will use its best effort to implement the items needed for the Blood Bank Panther in conjunction with the SW implementation of the other Panther SW lines. However, in case of any scheduling conflict [...***...].

Specific details are provided in the “Multiple Program Software Release Schedule [...***...].

4.	Development and Design Team

The development and design team remains the same as for the Panther development. The majority of the tasks and responsibilities for the software development will be shared between the different sites according to the SW Development Plan dated 2009-09-25.

Stratec has already added [...***...].

5.	Milestone Payments

Development of Blood Bank Panther [...***...]
Receiving PO [...***...]	[...***...]
Implementation for Internal release [...***...]	[...***...]
Complete Verification of [...***...]	[...***...]

***Confidential Treatment Requested

5